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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 19, 2001 included in Impreso, Inc.'s Form 10-K for the year ended August 31, 2001 and to all references to our Firm included in this registration statement.

                                       ARTHUR ANDERSEN LLP

Dallas, Texas
April 2, 2002

                              Exhibit 23.1 - Page 1